Exhibit 99.3
etrials Worldwide, Inc.
RESTRICTED STOCK AGREEMENT
Pursuant to etrials
WORLDWIDE, INC. 2005 PERFORMANCE EQUITY PLAN

THIS RESTRICTED STOCK AGREEMENT, made and entered into as of the 18th day of May, 2007, by and between etrials Worldwide, Inc., a Delaware corporation (the “Corporation”), and Eugene Jennings (the “Participant”).

WHEREAS, on May 18, 2007, (the “Original Grant Date”), the Board approved the sale to Participant of Fifty Thousand (50,000) shares of the Corporation’s common stock, $0.0001 par value per share (the “Common Stock”),subject to execution and delivery of this Agreement; and

WHEREAS, such sale was approved by the Board of Directors of the Company, including by a majority of the “Independent” Directors, as defined in NASDAQ Rules, and the Non-Employee Directors as defined in Rule 16b-3 of the Securities and Exchange Commission; and

WHEREAS, such sale is pursuant to the 2005 Performance Equity Plan of the Corporation (the “Plan”) (capitalized terms used herein shall have the meanings set out in the Plan unless otherwise specified in this Agreement); and

WHEREAS, such sale is required by an Employment Agreement dated May 18, 2007 between the Company and Participant and the provisions of this Agreement are subject to certain provisions of the Employment Agreement, which upon the occurrence of certain events supersedes vesting and termination provisions of this Agreement; and

WHEREAS, this Agreement evidences such sale.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth below and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.    Sale of Shares. The Corporation hereby agrees to sell to Participant, and Participant hereby agrees to purchase, a total of Fifty Thousand (50,000) shares of Common Stock, at the purchase price of $0.0001 per share (the “Purchase Price”), in accordance with the terms and conditions stated in this Agreement. The shares of Common Stock sold pursuant to this Agreement are referred to below as the “Shares” subject to the terms and conditions of this Agreement. Until Shares become vested a provided in Section 3 below, the Shares are deemed to be “Restricted Shares.” Such purchase and sale shall occur within ten (10) days after the date of this Agreement.

2.    Forfeiture. Upon occurrence of a “Termination of Employment” (as defined below) at any time before all the Shares are vested as provide in Section 3 hereof, the Corporation shall have an immediate and automatic option (the “Repurchase Option”), without any action having to be taken on the part of Participant to activate the Repurchase Option, to purchase from Participant at $0.0001 per share (the “Option Price”) any Shares that remain unvested pursuant to Section 3 hereof on the date of Termination of Employment. For purposes of this Agreement, all references to “Participant” shall be deemed to include Participant’s estate and successors wherever applicable.

3.    Vesting. Three Thousand One Hundred Twenty-Five (3,125) of the Shares shall vest on each of the sixteen (16) quarterly anniversaries of the Original Grant Date, provided that the Shares shall vest with respect to an increment as specified only if a Termination of Employment has not occurred on or prior to the specified date for such increment.

The vesting schedule set forth above is cumulative, so that Shares that become vested on and after a date indicated by the vesting schedule may not be repurchased by the Corporation at any subsequent date. The Repurchase Option may be exercised by the Corporation at any time and from time to time after the Termination of Employment in accordance with Section 5 hereof to purchase up to the number of Shares which did not vest prior to the Termination of Employment.

For purposes of this Agreement, “Termination of Employment” shall mean termination of any consulting or employment relationship of Participant with the Corporation for any reason whatsoever other than Normal Retirement, includ-ing, without limitation, death, disability, voluntary termination, involuntary termination, dismissal with or without cause or resignation.

The provisions of Section 10 of the Plan shall apply to the this Agreement.

4.    Transfer of Stock, Investment Intent. Except as otherwise provide in this Agreement, Participant shall not sell, transfer, assign, convey, pledge, encumber or in any manner dispose of the Restricted Shares, either voluntarily or involuntarily. All stock certificates evidencing the Restricted Shares shall be restricted by a legend on each certificate in substantially the following form:

The shares of stock represented by the within certificate are subject to a repurchase right by the Issuer. The transferring or encumbrance of the shares of stock represented by the within certificate is restricted. The terms of a Restricted Stock Agreement dated May 18, 2007, a copy of which is on file at the principal office of the Issuer, govern the repurchase rights and transfer restrictions.

The shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not with a view to distribution or resale, and may not be mortgaged, pledge, hypothecated, or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the corporation that registration is not required under such act.

Participant understands that transfer of the Restricted Shares will not be made otherwise than in accordance with both of the legends set forth above and Shares after they cease to be Restricted Shares will not be transferred otherwise than in accordance with the second legend and that such lack of transferability means that the economic risk of the investment may be substantial.

Participant represents and warrants that Participant has received a copy of the Plan and the Participant understands the Plan If the terms of this Agreement and the terms of the Plan conflict with one another, Participant hereby agrees that the terms of the Plan shall supersede the terms of this Agreement.

5.    Exercise of Corporation’s Repurchase Option. The Corporation may exercise its Repurchase Option pursuant to this Agreement by giving Participant notice of its election within one hundred eighty (180) days after the latest of the date on which a Termination of Employment occurs, or Participant acquires the Restricted Shares. The notice shall include a closing date, which date shall be within thirty (30) days of the date the notice is given. The Closing shall be at the principal office of the Corporation. Voting rights on the Restricted Shares shall be vested in the Corporation as of the date the Corporation gives notice of its election to exercise the option.

At its election, the Corporation, may pay the full amount for the Restricted Shares in cash or by check at the Closing. Alternatively, if the Corporation at the time of purchase is prohibited from repurchasing its shares under law or any contract, the Corporation may pay the amount due by executing a promissory note for the portion of the Option Price the Corporation is prohibited from paying. The promissory note shall provide for payment of the balance when the restriction on repurchase of its shares terminates. The unpaid principal balance of such note shall bear interest at the prime rate of Bank of America in Charlotte, North Carolina, on the date of closing; provided, however, that the interest rate shall not be lower than the rate established by the Internal Revenue Service for the avoidance of imputed interest on such note at such time. Accrued interest shall be paid on the date(s) payments of principal are due. The Corporation shall have the right to prepay any portion or all of the balance due under such note at any time without penalty.

At the Closing, Participant’s legal representative (as the case may be) shall deliver to the Corporation the stock certificate(s) evidencing the Restricted Shares to be redeemed, properly endorsed in blank with all transfer and excise taxes paid (and, where appropriate, with stamps affixed thereto); and in the event of death, Participant’s legal representative shall also deliver copies of his or her letters testamentary or authority to act on behalf of the estate and a release or tax release or tax letter from the appropriate tax authorities stating that the Restricted Shares transferred are not subject to taxes. Participant or Participant’s representative if Participant is deceased, shall; warrant that the Restricted Shares transferred are free and clear of all liens, encumbrances and claims.

6.    Encumbrance of Shares. The Restricted Shares may not be pledged, hypothecated or otherwise encumbered during the Escrow Period (as defined below) without the prior express written consent of the Corporation, which may be withheld for any reason or without reason.

7.    Payment of Taxes and Section 83(b) Election. Participant acknowledges that Participant understands that Participant may (i) concurrently with the execution of this Agreement, execute an election under Section 83(b) of the Internal Revenue Code to be taxed currently on Participant’s compensation related to receipt of the Restricted Shares or (ii) if Participant fails to make such 83(b) election Participant will incur tax liability when the Restricted Shares vest pursuant to Section 3 hereof. The Corporation shall determine the amount of federal and state withholding due with respect to Participant’s compensation from the Restricted Shares, and Participant agrees to pay the Corporation the amount of withholding due with respect to the Restricted Shares within five (5) days of the date the Corporation gives Participant notice of the amount due, time being of the essence. No stock certificates shall be delivered on behalf of Participant until the payment of the withholding due is satisfied. If payment of the withholding is not made within the time required, the Corporation shall have the option of declaring this Agreement and the offer to issue the Restricted Shares to Participant’s void, or the Corporation may arrange for withholding of all amounts due from Participant’s paycheck until Participant’s obligation is satisfied.

8.    Escrow. As security for the faithful performance of the terms of this Agreement and to ensure the availability for delivery of Participant’s shares upon exercise of the Repurchase Option, Participant agrees to deliver to and deposit with the Chief Financial Officer of the Corporation (the “Escrow Agent”), the certificate(s) representing the Restricted Shares, together with sixteen (16) assignments separate from certificate duly endorsed (with date and number of shares blank) in the form acceptable to the Corporation. Said documents are to be held by the Escrow Agent. The Escrow Agent shall deliver the Shares to the Participant acting on instructions of a majority of the Board of Directors or of a Committee of the Board that is authorized to administer the Plan. “Escrow Period” shall mean the period beginning the date the Restricted Shares issued in the name of Participant and continuing to the date the restrictions on the Restricted Shares are terminated pursuant to the Section 3 hereof.

9.    Rights in Restricted Stock. Subject to the provisions of this Agreement, Participant shall exercise all rights and privileges of a Participant of the Corporation with respect to the Restricted Shares.

10.         Termination of Certain Rights and Obligations. The Board of Directors of the Corporation shall have the right, but not the obligation, to terminate all or any selected provisions of this Agreement. In no event shall Participant be required or requested to perform additional services for the Corporation, be subject to a salary adjustment, or in any way be required to provide consideration in the form of services for the cancellation of the restrictions pursuant to this Section, it being the express intention of the Corporation that any such cancellation be in all respects noncompensatory.

11.         Specific Performance. Because of the unique character of the Restricted Shares, the parties to this Agreement agree that the Corporation will be irreparably damaged in the event that this Agreement is not specifically enforced. Should any dispute arise concerning the sale or transfer of the Restricted Shares, an injunction may be issued restraining any sale or transfer pending the determination of such controversy. In the event of any controversy concerning the right of the Corporation to purchase, or of Participant to sell, any of the Shares, such right or obligation shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall, however, be in addition to any other remedies which the parties may have

Participant agrees that in the event of any violation of this Agreement, an action may be commenced by the Corporation for any such preliminary and permanent injunctive relief and other equitable relief in any court of competent jurisdiction in the State of North Carolina or in any other court of competent jurisdiction. Participant hereby waives any objections on the grounds of improper jurisdiction or venue to the commencement of any action in the State of North Carolina and agrees that effective service of process may be made upon Shareholder by mail under the notice provisions contained in Section 16 hereof.

12.         No Contract of Employment. Nothing contained in this Agreement shall be deemed to require the Corporation to continue Participant’s employment with the Corporation. Participant shall, except as otherwise provided in Participant’s employment agreement with the Corporation, if any, at all times be an employee-at-will of the Corporation and the Corporation may discharge Participant at any time for any reason, with or without cause, and with or without severance compensation. From time to time, the Corporation may distribute employee manuals or handbooks, and officers or other representatives of the Corporation may make written or oral statements relating to the Corporation’s policies and procedures. Such manuals, handbooks and statements are intended only for the general compliance of employees. No policies, procedures or statements of any nature by or on behalf of the Corporation (whether written or oral, and whether or not contained in any formal employee manual or handbook) shall be construed to modify this Agreement.

13.         Stock Splits, etc. In the event that, as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, Participant shall, as the owner of Restricted Shares subject to restrictions hereunder, be entitled to new or additional or different shares of stock certificates, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities, shall also be imprinted with a legend as provided in Section 4 hereof, and be deposited with the Escrow Agent in accordance with Section 8 hereof and all provisions of this Agreement relating to restrictions and lapse of restrictions shall be applicable to such new or additional or different shares or securities to the extent applicable to the shares with respect to which they were distributed, and such new or additional or different shares or securities shall be deemed to be “Restricted Shares” for all purposes hereof; provided, however, that if Participant shall receive rights, warrants or fractional interests in respect of any of such Restricted Shares, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such fractional interests may be settled, by Participant free and clear of the restrictions set forth in this Agreement. The Option Price per share set forth in Section 2 hereof shall be equitably adjusted upon any change in the number of Restricted Shares pursuant to this Section so that the aggregate repurchase price for all Restricted Shares shall not change.

14.         Burden and Benefit; Corporation. This Agreement shall be binding upon, and shall inure to the benefit of, the Corpora-tion and Participant, and their respective heirs, personal and legal representatives, successors and assigns. As used in this Section as well as in Sections 2 and 3 hereof, the term the “Corporation” shall also include any corporation which is the parent or a subsidiary of the Corpora-tion or any corporation or entity which is an affiliate of the Corporation by virtue of common (although not identical) owner-ship, and for which Participant is providing services in any form during Participant’s employment with the Corporation or any such other corporation or entity. Participant hereby consents to the enforcement of any and all of the provisions of this Agreement by or for the benefit of the Corporation and any such other corpo-ration or entity.

15.         Entire Agreement; Authority of Committee. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, oral or written, with respect to the subject matter herein. Participant accepts the Shares in full satisfaction of any and all obligations of the Corporation to sell Shares to Participant as of the date hereof. All determinations made by the Committee with respect to the interpretation, construction and application of any provision of this Agreement shall be final, conclusive and binding on the parties.

16.         Notices. Any and all notices under this Agreement shall be in writing, and sent by hand delivery or by certified or registered mail (return receipt requested and first-class postage prepaid), in the case of the Corporation, to its principal executive offices to the attention of the President, and, in the case of Participant, to Participant’s address as shown on the Corporation’s records.

17.         Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without reference to its conflicts of laws rules or the principles of the choice of law.

18.         Modifications. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

19.         Terms and Conditions of Plan. The terms and conditions included in the Plan, the receipt of a copy of which Participant hereby acknowledges by execution of this Agreement, are incorpo-rated by reference herein, and to the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, such term or provision of the Plan shall control.

20.         Covenants and Representations and Covenants of Participant. Participant represents, warrants, covenants and agrees with the Corporation as follows:

(a)    The Shares are being received for Participant’s own account without the participation of any other person, with the intent of holding the Shares issuable pursuant thereto for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares and not with a view to, or for resale in connection with, any distribution of the Shares or any portion thereof.

(b)    Participant is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon an independent examination and judgment as to the prospects of the Corporation.

(c)    Participant has had the opportunity to ask questions of and receive answers from the Corporation and its executive officers and to obtain all information necessary for Participant to make an informed decision with respect to the investment in the Corporation represented by the Shares.

(d)    Participant is able to bear the economic risk of any investment in the Shares, including the risk of a complete loss of the investment, and Participant acknowledges that Participant must continue to bear the economic risk of any investment in Shares for an indefinite period.

(e)    Participant understands and agrees that the Shares may be issued and sold to Participant without registration under any state or federal laws relating to the registration of securities and in that event will be issued and sold in reliance on exemptions from registration under appropriate state and federal laws.

(f)    Shares issued to Participant will not be offered for sale, sold or transferred by Participant other than pursuant to: (i) an effective registration under applicable state securities laws or in a transaction which is otherwise in compliance with those laws; (ii) an effective registration under the Securities Act of 1933, or a transaction otherwise in compliance with such Act; and (iii) evidence satisfactory to the Corporation of compliance with all applicable state and federal securities laws. The Corporation shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the foregoing laws.

(g)    The Corporation will be under no obligation to register the Shares or to comply with any exemption available for sale of the Shares by Participant without registration, and the Corporation is under no obligation to act in any manner so as to make Rule 144 promulgated under the Securities Act of 1933 available with respect to any sale of the Shares by Participant.

(h)    Participant has not relied upon the Corporation with respect to any tax consequences related to the grant or exercise of this Option, or the disposition of Shares purchased pursuant to its exercise. Participant acknowledges that, as a result of the grant or vesting of the Shares, Participant may incur a substantial tax liability. Participant assumes full responsibility for all such consequences and the filing of all tax returns and elections Participant may be required or find desirable to file in connection therewith. In the event any valuation of Shares purchased pursuant to its exercise must be made under federal or state tax laws and such valuation affects any return or election of the Corporation, Participant agrees that the Corporation may determine such value and that Participant will observe any determination so made by the Corporation in all returns and elections filed by Participant. In the event the Corporation is required by applicable law to collect any withholding, payroll or similar taxes by reason of the grant or vesting of the Shares, Participant agrees that the Corporation may withhold such taxes from any monetary amounts otherwise payable by the Corporation to Participant and that, if such amounts are insufficient to cover the taxes required to be collected by the Corporation, Participant will pay to the Corporation such additional amounts as are required.

(i)    The agreements, representations, warranties and covenants made by Participant herein shall apply to all of the Shares issued to Participant from time to time. Acceptance by Participant of any certificate representing Shares shall constitute a confirmation by Participant that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

(j)    In the event any underwriter of securities of the Corporation requests Participant to sign any agreement restricting resale of the Shares in connection with any public offering by the Corporation, Participant agrees to sign such agreement, provided the officers of the Corporation have signed an agreement no less restrictive. The Corporation may instruct its transfer agent not to transfer the Shares if requested by an underwriter as described above.

(The remainder of this page is intentionally left blank.)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the day and year first above written.

etrials Worldwide, Inc.

By: /s/ James W. Clark, Jr.
James W. Clark, Jr.
Chief Financial Officer

PARTICIPANT:

/s/ Eugene Jennings
Eugene Jennings
Address: _________________________
 _________________________

9